Earnings per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Earnings per Share

15. Earnings per Share

Basic earnings per share (EPS) is calculated by dividing into the profit attributable to equity holders of the parent by the weighted average number of common shares issued net of the treasury shares held by the Group and the vested awards under the 2012-2021 incentive plan (as of December 31, 2020 and 2019).

As of December 31, 2021 the weighted average number of shares for diluted earnings per share was increased to take into consideration the theoretical effect of potential ordinary shares that would be assigned to the beneficiaries based on the Group’s equity incentive plans (see Note 31 for further details on the equity incentive plans). There is no dilution impact as of December 31, 2020 and 2019, resulting in basic and diluted earnings per share being the same.

The Shareholder’s meetings held on March 4, 2021 and on July 1, 2021 approved respectively, two different share splits, as explained also in Note 27. The number of ordinary shares outstanding has been retrospectively adjusted as if such events had occurred at the beginning of the earliest period presented.

The following table reflects the income and share data used in the basic and diluted EPS calculation:

	At December 31,	At December 31,	At December 31,
(EUR thousand)	2021	2020	2019

Profit attributable to ordinary equity holders of the parent	134,321	78,513	39,201

Weighted average number of ordinary shares for basic EPS	252,670,872	240,501,960	240,501,960
Weighted average number of ordinary shares adjusted for the effect of dilution	252,690,321	240,501,960	240,501,960

	2021	2020	2019
Basic earnings per common share (in EUR)	0.53	0.33	0.16
Diluted earnings per common share (in EUR)	0.53	0.33	0.16